Exhibit 10.38

FIRST AMENDMENT TO Intercreditor,

Subordination and Standstill Agreement

THIS FIRST AMENDMENT TO Intercreditor, Subordination and Standstill Agreement (this “Amendment”) made as of the 28th day of March, 2019, by and between EAST BOSTON SAVINGS BANK (hereafter “Senior Lender”), with a principal place of business at 67 Prospect Street, Peabody, Massachusetts 01960 and ASC DEVENS LLC, a Delaware limited liability company (hereafter the “Junior Lender”), with a place of business at 114 East Main Street, Ayer, Massachusetts 01432.

RECITALS

A.     Senior Lender and Junior Lender are parties to that certain Intercreditor, Subordination and Standstill Agreement dated March 28, 2018, with respect to the respective rights, entitlements and priorities between the Senior Lender and Junior Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement).

B.     Senior Lender has agreed to increase the Senior Loan from $17,500,000 to $20,700,000 (the “Increase”).

C.     Senior Lender and Junior Lender desire to amend the Intercreditor Agreement, as more particularly described herein, to reflect the Increase.

D.     Furthermore, although not required by the terms of the Intercreditor Agreement, Senior Loan Documents or Junior Loan Documents, Senior Lender has requested that Junior Lender submit its written consent to the Increase.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties do hereby agree as follows:

1.     Consent to Increase. Junior Lender hereby consents to the increase in the Senior Loan from $17,500,000 to $20,700,000, and confirms that Senior Loan, as increased by the Increase, shall be senior to the Junior Loan and included as monies owed to Senior Lender under the Senior Loan.

2.     Reaffirmation. The Intercreditor Agreement, as amended by this Amendment, shall remain in full force and effect and is hereby reaffirmed, confirmed and ratified in all respects.

3.     Amendment. The Intercreditor Agreement shall be amended as follows:

a.     Any reference to “Senior Loan” shall be deemed to mean commercial real estate mortgage loan from Senior Lender to Borrower in the increased amount of $20,700,000.

b.     Any reference to “Senior Mortgage and Security Agreement” and “Assignment of Leases and Rents” shall mean each of the foregoing, as amended by that certain First Amendment to Security Documents dated of even date herewith.

c.     Any reference to “Senior Loan Documents” shall be deemed to refer to those documents listed on Schedule A attached hereto, as the same may be amended, modified or restated from time to time.

4.     Reference to and Effect on the Intercreditor Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby.

5.     Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile or by other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

6.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

[Signatures appear on following page.]

IN WITNESS WHEREOF, this First Amendment to Intercreditor, Subordination and Standstill Agreement has been duly executed under seal as of the date first above written.

SENIOR LENDER:

EAST BOSTON SAVINGS BANK

                              By:      /s/ Brian R. Haney

Name: Brian R. Haney

Title:      Vice President

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ESSEX

On this 26 day of March, 2019, before me, the undersigned notary public, personally appeared Brian Haney, the Vice President of East Boston Savings Bank, proved to me through satisfactory evidence of identification, which was known, to be the person whose name is signed above, and acknowledged to me that he signed it voluntarily for its stated purpose as Vice President of East Boston Savings Bank.

                              /s/ MaryAnn Burns

Notary Public

My Commission Expires: 1/17/25

JUNIOR LENDER:

ASC DEVENS LLC

                              By:      /s/ John Kosiba

                              Name:     John Kosiba

     Title:      Authorized Person

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX

On this 26th day of March, 2019, before me, the undersigned notary public, personally appeared John Kosiba, the Authorized Person of ASC Devens LLC, proved to me through satisfactory evidence of identification, which was MA license, to be the person whose name is signed above, and acknowledged to me that he signed it voluntarily for its stated purpose as the Authorized Person of ASC Devens LLC.

/s/ Laura B. Pellerin

                    Notary Public:     Laura B. Pellerin                              My Commission Expires: Jan 27, 2023

SCHEDULE A

Senior Loan Documents

The Borrower has executed, acknowledged and delivered to the Senior Lender, as the case may be, the following loan documents (the “Senior Loan Documents”), each dated March 28, 2018 (unless otherwise noted), as each may be further amended, modified or restated from time to time:

a.	Loan Agreement, as amended by that certain First Amendment to Loan Agreement dated of even date herewith;

b.	Promissory Note, as amended by that certain Allonge and First Amendment to Promissory Note dated of even date herewith;

c.	Mortgage and Security Agreement, as amended by that certain Frist Amendment to Security Documents dated of even date herewith (the “Security Documents Amendment”);

d.	Assignment of Leases, Rents and Profits, as amended by the Security Documents Amendment;

e.	Collateral Assignment of Contracts, Licenses, Permits and Approvals, as amended by the Security Documents Amendment;

f.	Property Carry Reserve Account Agreement, as amended by that certain First Amendment to Property Carry Reserve Account Agreement dated of even date herewith;

g.	Hazardous Materials Indemnity Agreement;

h.	Nonrecourse Carve-Out Guaranty of John Matteson, as amended by that certain First Amendment to Nonrecourse Carve-Out Guaranty dated of even date herewith;

i.	Nonrecourse Carve-Out Guaranty of Tracy Goodman, as amended by that certain First Amendment to Nonrecourse Carve-Out Guaranty dated of even date herewith;

j.	Limited Payment Guaranty of John Matteson dated of even date herewith;

k.	Limited Payment Guaranty of Tracy Goodman dated of even date herewith ((h)-(k), collectively, the “Guaranties”);

l.	UCC-1 Financing Statements; and

m.	Other documents, certificates, affidavits, subordination agreements, assignments and/or warranties or representations executed in addition to or in connection with the Senior Loan Documents.